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                                                                    EXHIBIT 23.1
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-77024) and in the Registration Statements on Form S-8 (No. 33-85692, No. 33-50564, No. 33-56756, No. 33-67160, No. 33-73680, No. 33-98750, No. 33-92302, No. 333-242,
No. 333-5719, No. 333-5721, No. 333-24207, No. 333-27089, and No. 333-27091) of
Callaway Golf Company of our report dated September 24, 1997 appearing on page 3 of this Current Report on Form 8-K.


/s/ PRICE WATERHOUSE LLP

Chicago, Illinois
October 21, 1997


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